Federated Clover Small Value Fund

A Portfolio of Federated Equity Funds

Summary PROSPECTUS

December 1, 2010

CLASS R SHARES (TICKER VSFRX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated December 1, 2010, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking capital appreciation by investing primarily in common stocks and other equity securities of U.S. companies with small market capitalizations.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

Federated Clover Small Value Fund

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.90%
Distribution (12b-1) Fee	0.50%
Other Expenses	0.72%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses	2.21%
Fee Waivers and/or Expense Reimbursements[1]	0.61%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.60%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Class R Shares (after the voluntary waivers and reimbursements) will not exceed 1.51% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 30, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Class R Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class R Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class R Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$224
3 Years	$691
5 Years	$1,185
10 Years	$2,544

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund primarily invests in common stocks and other equity securities of U.S. companies with small market capitalizations. The Fund's investment adviser (“Adviser”) seeks to achieve the Fund's investment objective by investing in common stocks and other equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued relative to the market or their historic valuations. Small-cap companies are defined for this purpose as companies with similar market capitalizations at the time of purchase as those in the range of the Russell 2000 Index. The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the Adviser will seek to identify companies whose stock is out-of-favor with investors. In searching for undervalued companies in which to invest, the Adviser seeks companies with the fundamental strength to capitalize on change agents, such as internal changes (e.g., management changes, restructuring or merger and acquisition activity or sales mix shifts), external changes (e.g., regulatory changes, marketplace shifts or technological advances) or companies with deep seated advantages (e.g., captive customers, pricing power, patents or strong brand names) that are undergoing short-term challenges. The Adviser generally will consider selling a security when its price target for the security has been achieved, its investment thesis has been invalidated or if it finds a more compelling investment alternative.

As more fully described in this Prospectus, the Fund's investments may include, but are not limited to, the following: equity securities of domestic issuers (including ADRs and other domestically traded securities of foreign companies); derivative instruments and/or hybrid instruments such as futures and options; and exchange-traded funds (ETFs).

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Small Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The Fund is the successor to the Touchstone Diversified Small Cap Value Fund (the “Touchstone Small Fund”), a portfolio of Touchstone Funds Group Trust, pursuant to a reorganization that took place on August 28, 2009. As a result of the reorganization, the Touchstone Small Fund became the accounting survivor. Accordingly, the performance information and financial information provided in this Prospectus for the periods prior to August 28, 2009, is historical information of the Class A Shares of the Touchstone Small Fund adjusted to reflect the expenses applicable for the Class R Shares of the Fund. The Touchstone Small Fund was managed by the same portfolio management team as the Fund. Touchstone Small Fund shareholders received Class A Shares or Class C Shares of the Fund as a result of the reorganization.

The Fund's Class R Shares are expected to commence operations on or around December 31, 2010. The Fund offers three other classes of shares: Class A Shares, Class C Shares and Institutional Shares. For the period prior to the commencement of operations of Class R Shares, the performance information shown in the bar chart below is for the Fund's Class A Shares, adjusted to reflect the expenses of Class R Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's Class R Shares total return for the nine-month period from January 1, 2010 to September 30, 2010 was 10.12%.

Within the periods shown in the bar chart, the Fund's Class R Shares highest quarterly return was 24.78% (quarter ended June 30, 2003). Its lowest quarterly return was (22.42)% (quarter ended September 30, 2002).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund's Class R Shares.

(For the period ended December 31, 2009)

	1 Year	5 Years	10 Years
Class R Shares:
Return Before Taxes	27.18%	1.69%	7.68%
Russell 2000 Value Index[1] (reflects no deduction for fees, expenses or taxes)	20.58%	(0.01)%	8.27%

1	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Fund Management

The Fund's Investment Adviser is Federated Global Investment Management Corp. operating primarily through its Federated Clover Investment Advisors division.

Stephen K. Gutch, Senior Portfolio Manager, has been the Fund's portfolio manager since March 2009 and was the portfolio manager of the Touchstone Small Fund since 2006.

Lawrence R. Creatura, Portfolio Manager, has been the Fund's portfolio manager since March 2009 and was the portfolio manager of the Touchstone Small Fund since 1996.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for IRA rollovers into the Fund's Class R Shares are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Clover Small Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4017

Cusip 314172172

Q450734 (12/10)

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